Exhibit 10.22


MODIFICATION OF CONTRACT                              PAGE 1 OF 1

1.  CONTRACTOR ID CODE
2.  MODIFICATION NO. P00028
3.  EFFECTIVE DATE:  See Block 16C
4.  REQUISITION/PURCHASE REQ. NO.
5.  PROJECT NO. (if applicable)
6.  ISSUED BY:
Commander
Western Division
North Facilities Engineering Command
900 Commodore Drive
San Bruno, CA 94066-2402
CODE 0221

7.  ADMINISTERED BY (if other than Item 6)
8.  NAME AND ADDRESS OF CONTRACTOR:
COSO FINANCE PARTNERS
10831 Old Mill Road
Omaha, Nebraska 68154

10A. MODIFICATION OF CONTRACT NO. N62474-79-C-5382
10B.  DATE (See Item 13)
      06 DEC 79
CODE                          FACILITY CODE
11.  THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
__The above numbered solicitation is amended as set forth in Item
14. The hour and date specified for receipt of Offers __ is extended, __ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a)By completing Items 8 and 15, and returning ____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.  ACCOUNTING AND APPROPRIATION DATA (if required)
13.  THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS, IT
MODIFIES THE CONTRACT NO. AS DESCRIBED IN ITEM 14.

THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority)  THE
CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN
ITEM 10A.

X B.  THE ABOVE NUMBERED CONTRACT IS MODIFIED TO REFLECT THE
ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE
AUTHORITY OF FAR 43.103(b).

C.  THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO
AUTHORITY OF:

D.  OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor XX is not, __ is required to sign this document and return ___ copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
a. Contract Modification "P00025" to Contract N62474-79-C-5382 dated 25 June 1993 is corrected to read N62474-79-C-5382-P00027.


Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A.  NAME AND TITLE OF SIGNER (type or print)
15B.  CONTRACTOR/OFFEROR
       ______________________________
       (Signature of person authorized to sign)
15C.  DATE SIGNED
16A.  NAME AND TITLE OF CONTRACTING OFFICER (type or print)
CATHERINE B. MORRIS, HEAD, SERVICE CONTRACTS BRANCH
16B.  UNITED STATES OF AMERICA
      /s/  Catherine B. Morris
      (Signature of Contracting Officer)
16C.  DATE SIGNED
      28 JUNE 1993

NSN 7540-01-152-8070         30-105  STANDARD FORM 30 (Rev. 10-83)
PREVIOUS EDITION UNUSABLE            Prescribrd by GSA
                                     FAR (48 CFR) 53.243


AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1.  CONTRACT ID CODE                PAGE 1   OF PAGES 3

2.  AMENDMENT/MODIFICATION NO. P00029  3.  EFFECTIVE DATE:  See
Block 16C
4.  REQUISITION/PURCHASE REQ. NO.  5.  PROJECT NO. (If applicable)
6.  ISSUED BY:
COMMANDER (0221)
WESTERN DIVISION
NAVAL FACILITIES ENGINEERING COMMAND
900 COMMODORE DRIVE
SAN BRUNO, CA 94066-2402
CODE
7.  ADMINISTERED BY (If other than Item 6)    CODE
8.  NAME AND ADDRESS OF CONTRACTOR:
CALIFORNIA ENERGY COMPANY, INC.
10831 Old Mill Road
Omaha, Nebraska 68154
9A.  AMENDMENT OF SOLICITATION NO.
9B.  DATED (SEE ITEM 11)
XX 10A. MODIFICATION OF CONTRACT/ORDER NO. N62474-79-C-5382 10B. DATE (See Item 13)
      06 DEC 79
CODE                          FACILITY CODE
11.  THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
__The above numbered solicitation is amended as set forth in Item
14. The hour and date specified for receipt of Offers __ is extended, __ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a)By completing Items 8 and 15, and returning ____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.  ACCOUNTING AND APPROPRIATION DATA (if required)   NOT
APPLICABLE

13.  THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

X A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B.  THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE
AUTHORITY OF FAR 43.103(b).

C.  THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO
AUTHORITY OF:

D.  OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor __ is not, XX is required to sign this document and return two copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SUBJ:  GEOTHERMAL POWER DEVELOPMENT AT THE NAVAL AIR WEAPONS
STATION, CHINA LAKE, CALIFORNIA.
(Description of this Modification begins on Page 2)

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A.  NAME AND TITLE OF SIGNER (type or print)  Thomas R. Mason
Senior Vice President
15B.  CONTRACTOR/OFFEROR
       /s/  Thomas R. Mason
       (Signature of person authorized to sign)
15C.  DATE SIGNED  9/26/94
16A.  NAME AND TITLE OF CONTRACTING OFFICER (type or print)
CATHERINE B. MORRIS, HEAD, SERVICE CONTRACTS BRANCH
16B.  UNITED STATES OF AMERICA
      /s/  Catherine B. Morris
      (Signature of Contracting Officer)
16C.  DATE SIGNED
      4 OCT 94



MODIFICATION OF CONTRACT                              PAGE 1 OF 4

1.  CONTRACTOR ID CODE
2.  MODIFICATION NO. P00030
3.  EFFECTIVE DATE:  See Block 16C
4.  REQUISITION/PURCHASE REQ. NO.
5.  PROJECT NO. (if applicable)
6.  ISSUED BY:
Commanding Officer (0221)
Engineering Field Activity West
Naval Facilities Engineering Command
900 Commodore Drive
San Bruno, CA 94066-5006
CODE N62474
7.  ADMINISTERED BY (if other than Item 6)
8.  NAME AND ADDRESS OF CONTRACTOR:
CALIFORNIA ENERGY COMPANY, INC.
10831 Old Mill Road
Omaha, Nebraska 68154
9A.  Amendment of Solicitation No.
9B.  Dated (See Item 11)
10A. MODIFICATION OF CONTRACT NO. N62474-79-C-5382
10B.  DATE (See Item 13)
      06 DEC 79
CODE                          FACILITY CODE
11.  THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
__The above numbered solicitation is amended as set forth in Item
14.  The hour and date specified for receipt of Offers __ is extended, __ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a)By completing Items 8 and 15, and returning ____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.  ACCOUNTING AND APPROPRIATION DATA (if required):  Not
Applicable
13.  THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
C.  THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO
AUTHORITY OF:
D.  OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor __ is not, XX is required to sign this document and return TWO copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SUBJ:  GEOTHERMAL POWER DEVELOPMENT AT THE NAVAL AIR WEAPONS
STATION, CHINA LAKE. CALIFORNIA

(Description of this Modification begins on Page 2)

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A.  NAME AND TITLE OF SIGNER (type or print):  /s/  Thomas R.
Mason, Senior VP
15B.  CONTRACTOR/OFFEROR:
       /s/  Thomas R. Mason
       (Signature of person authorized to sign)
15C.  DATE SIGNED:  12/14/94
16A.  NAME AND TITLE OF CONTRACTING OFFICER (type or print)
CATHERINE B. MORRIS, HEAD, SERVICE CONTRACTS BRANCH
16B.  UNITED STATES OF AMERICA
      /s/  Catherine B. Morris
      (Signature of Contracting Officer)
16C.  DATE SIGNED
      19 Dec 1994

NSN 7540-01-152-8070         30-105  STANDARD FORM 30 (Rev. 10-83)
PREVIOUS EDITION UNUSABLE            Prescribed by GSA
                                     FAR (48 CFR) 53.243


ATTACHED TO AND MADE A PART OF CONTRACT
MODIFICATION N62474-79-C-5382-P00030
Page 2 of 4

The Navy herein consents to the exchange and transfer of steam between the Navy and Bureau of Land Management (BLM) facilities located at Coso subject to the following conditions:

1. Transfers will be of steam for production purposes of generating electric power. Transfers of brine and/or condensate will be for injection or prevention of scale.

2. All transfers shall be strictly monitored by the Navy and California Energy Company, Inc. (CECI) by means of continuous flow gauging and recording of flow through the gauge(s). Such gauging shall be by means of mutually-agreed-upon devices which shall be calibrated and certified prior to installation and operation. Each gauge shall be re-calibrated at least once a year by using a mutually-agreed-upon technique. The Navy may require that this re-calibration be performed by an independent third-party, to be approved by the Navy.

3. Gauging points for particular pipeline(s) to be used for steam, brine, and/or condensate transfer between Navy contract lands and BLM lease lands shall be agreed upon by the Navy, BLM,and CECI in advance of installation and operation of such pipeline(s). Flow at the gauging points shall be recorded daily in units of pounds of mass and shall be reported to the Navy on a weekly basis as part of routine reporting of geothermal fluid production and electric power generation.

4. The Navy shall be compensated on the basis of Equivalent Megawatt-Hours (MWh) for steam transferred to BLM power plants. Determination of the MWh shall be made by first calculating the Thermal Capacity (in BTU/lb-m) of steam transferred using a formula that is mutually-agreed upon by the Navy, BLM and CECI. Using this formula, the total Thermal Value (in BTU) of the steam that is transferred shall be determined by multiplying the Thermal Capacity by the total mass that passes by the gauge. Determination of the Thermal Capacity of the steam shall take into account the temperature, pressure, and amount of non-condensible gas that the steam contains. This value shall be updated as necessary to ensure accurate determination of Thermal Value, Thermal Value shall be converted into MWh and shall be the basis for calculating revenue due to the Navy. The MWh shall be based on the average efficiency of the Navy turbines in converting steam to electricity.

     5. Revenues due the Navy for steam transferred by CECI from the Navy contract lands to power plants on BLM lands shall be calculated by multiplying the MWh times the prevailing energy price ($/MWh) for the originating project. Prevailing energy price for a given monthly billing period is defined as an amount equal to the Total Current Energy Payment divided by the net MWh as shown on the Southern California Edison Company - Statement of Energy Purchased. This value shall then be multiplied by the average of the prevailing revenue share rates for Navy I and Navy II to determine the amount due the Navy.

     In the event steam transferred from Navy to BLM during the given month results in CECI's BLM power plants receiving capacity payments, the Navy shall be compensated on a pro rata basis for steam contributed toward earning those capacity payments. Such capacity payments shall include "capacity", "bonus capacity", and "as available capacity payments". The extent of the Navy contribution, if any, toward reaching capacity payment thresholds shall be based on the amount of MWh produced with Navy steam. The Navy-produced portion of those payments will then be subject to revenue sharing based on the average of the prevailing revenue share rates for Navy I and Navy II.

     6. The Navy shall also be compensated for steam transferred from BLM leased lands to Navy Power plants in the same manner as above with the following exception:

     The Navy revenue share rate for MWh transferred from the BLM lease lands to power plants on Navy contract lands shall be the difference between:

          a. the average of prevailing royalty rates for Navy I and Navy II; and

          b. the actual percentage of the gross value of the transferred MWh, paid to the Minerals Management Service (MMS) based on the netback calculation at the BLM project. CECI will document this actual percentage by submitting to the Navy, each month, a copy of the Southern California Edison Company "Statement of Energy Purchased" and a copy of the "Report of Sales and Royalty Remittance" (MMS-2014) for the BLM project.

     7. Revenues due the Navy from the transfer of steam shall be calculated and paid on a monthly basis along with the revenue from sale of electricity at Navy I and Navy II. They shall, however, be separately listed from the Navy electricity sales revenue amounts.

     8. In the event it is determined that the transfer or exchange of steam between facilities is materially detrimental* to the Navy, the Navy reserves the right to suspend, terminate, or withdraw its consent to such transfers at any time notwithstanding any provision in other contract modifications or in this modification to the contrary. CECI shall hold the Navy harmless from any and all related monetary damages resulting from such suspension, termination or withdrawal and agrees to indemnify the Navy against all claims of itself, its partners, and any other parties in this regard.

     9. Such suspension, termination, or withdrawal shall be effective no later than 15 days after delivery to the CECI of written notice to cease such exchanges. The Navy may, in its discretion, cancel its notice of suspension, termination, or withdrawal prior to the notice taking effect.

     10. Reservoir model simulations shall be run at least every six (6) months, or more frequently, as needed, using up to date production and monitoring information. The results of such simulations shall be conveyed to the Geothermal Program Office immediately upon completion.

*NOTE: For the purposes of this modification, materially detrimental is defined as:

     Any reservoir-related change in the overall production enthalpy or steam rate within the Navy I and Navy II, or BLM producing areas which is beyond one standard deviation from CECI's simulation-based forecast of such values, using the most recent of these forecasts prior to the observed change. The simulation-based forecast shall be updated every six months, or more frequently, as needed. The standard deviation is calculated on the differences between monthly measurements and history-matched values in the simulator for the period from the start of production to the time of the forecast. The size of these historical differences is a statistical measure of the quality of the simulation, and the accuracy of the forecast based on the simulation is not expected to be any better than the accuracy of the history-match. Observed changes in enthalpy or steam rate may occur in a period of time as short as one month, or they may be more protracted (such as over a six-month period). Changes of this nature can be construed as materially detrimental to the Navy or BLM to the extent that they would impact the either the Navy's or BLM's ability to realize its long-term goals for the geothermal resource at Coso.


AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1.  CONTRACTOR ID CODE                PAGE 1   OF PAGES 1

2.  AMENDMENT/MODIFICATION NO. P00031
3.  EFFECTIVE DATE:  See Block 16C
4.  REQUISITION/PURCHASE REQ. NO.
5.  PROJECT NO. (If applicable)
6.  ISSUED BY:
COMMANDING OFFICER CODE 0221
WESTERN DIVISION
ENGINEERING FIELD ACTIVITY WEST
NAVAL FACILITIES ENGINEERING COMMAND
900 COMMODORE DRIVE
SAN BRUNO, CA 94066-2402
7.  ADMINISTERED BY (If other than Item 6)    CODE
8.  NAME AND ADDRESS OF CONTRACTOR:
COSO FINANCE PARTNERS
10831 Old Mill Road
Omaha, Nebraska 68154
9A.  AMENDMENT OF SOLICITATION NO.
9B.  DATED (SEE ITEM 11)
10A. MODIFICATION OF CONTRACT/ORDER NO. N62474-79-C-5382
10B.  DATE (See Item 13)
      06 DEC 79
CODE                          FACILITY CODE
11.  THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
__The above numbered solicitation is amended as set forth in Item
14.  The hour and date specified for receipt of Offers __ is extended, __ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a)By completing Items 8 and 15, and returning ____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.  ACCOUNTING AND APPROPRIATION DATA (if required)  AA 97X4930
NH2F 000 77777 0 60530 2 F 2151N RCP #N60530-87RC26255
$60,000,000.00

13.  THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

X A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B.  THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE
AUTHORITY OF FAR 43.103(b).

C.  THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO
AUTHORITY OF:

D.  OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor XX is not, __ is required to sign this document and return ___ copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

a. Modify the contract to incorporate the accounting data in Block 12 in order to increase the contract funding by $10,000,000.00 to a new total of $60,000,000.00. The Contract funding is available to reimburse, at the reduced contract price, the Contractor for the Contractor's payment of Southern California Edison's bill for electricity furnished to Naval Air Weapons Station, China Lake.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A.  NAME AND TITLE OF SIGNER (type or print)
15B.  CONTRACTOR/OFFEROR
       ______________________________
       (Signature of person authorized to sign)
15C.  DATE SIGNED
16A.  NAME AND TITLE OF CONTRACTING OFFICER (type or print)
CATHERINE B. MORRIS, HEAD, SERVICE CONTRACTS BRANCH
16B.  UNITED STATES OF AMERICA
      /s/  Catherine B. Morris
      (Signature of Contracting Officer)
16C.  DATE SIGNED
      19 DEC 94

NSN 7540-01-152-8070         30-105  STANDARD FORM 30 (Rev. 10-83)
PREVIOUS EDITION UNUSABLE            Prescribrd by GSA
                                     FAR (48 CFR) 53.243